UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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PRIMEENERGY CORPORATION
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

PrimeEnergy Corporation

TO BE HELD

May 22, 2012

Notice is hereby given that the Annual Meeting of Stockholders of PrimeEnergy Corporation (the “Company”) will be held on Tuesday, May 22, 2012, at 9:00 a.m., EDT, at the offices of the Company, One Landmark Square, 11th Floor, Stamford, Connecticut 06901, for the following purposes:

1. To elect a Board of Directors of seven (7) persons as nominated in the accompanying Proxy Statement, such Directors to hold office until the next annual meeting of stockholders and until their successors are elected; and

2. To transact such other procedural business as may properly be brought before the Meeting or at any adjournment or adjournments thereof.

The Meeting may be adjourned from time to time without other notice than by announcement at the Meeting, or at any adjournment thereof, and any and all business for which the Meeting is hereby noticed may be transacted at any such adjournment.

The Board of Directors has fixed April 10, 2012, as the date for the taking of a record of the stockholders entitled to notice of and to vote at the Meeting and at any adjournment or adjournments thereof. The stock transfer books will not be closed.

Enclosed is a form of proxy solicited by the Board of Directors of the Company. Stockholders who do not plan to attend the Meeting in person are requested to date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. Your proxy may be revoked at any time before it is exercised and will not be used if you attend the Meeting and prefer to vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ JAMES F. GILBERT
JAMES F. GILBERT
Secretary

April 18, 2012

Important Notice Regarding Internet Availability of

Proxy Materials for the Annual Meeting of Stockholders

To be Held on May 22, 2012

The proxy material for this Annual Meeting and the Company’s 2011 Annual Report to Stockholders are available at www.RRDEZProxy.com/2012/PrimeEnergyCorporation

PROXY STATEMENT

PrimeEnergy Corporation

One Landmark Square

Stamford, Connecticut 06901

PROXY STATEMENT

Solicitation by the Board of Directors of Proxies from

Stockholders for Annual Meeting of Stockholders

May 22, 2012

GENERAL INFORMATION

The Board of Directors of PrimeEnergy Corporation, a Delaware corporation, (hereinafter called the “Company”) solicits your proxy in the enclosed form which, if you do not plan to attend the Annual Meeting of Stockholders of the Company on Tuesday, May 22, 2012, you are requested to fill out, sign as indicated and return to the Company in the enclosed self-addressed envelope, which requires no postage if mailed in the United States. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by notice (i) in person by the stockholder’s oral revocation at the Annual Meeting or (2) in writing to the Company at One Landmark Square, Stamford, Connecticut 06901 (Attention: Corporate Secretary), if the proxy was executed and returned. The approximate date on which the proxy statement and form of proxy will be sent to security holders is April 18, 2012.

Proxies are being solicited by mail and all expenses of solicitation have been or will be borne by the Company. In addition, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and the Company will reimburse them for their expenses in so doing.

Only stockholders of record at the close of business on April 10, 2012 (the “Record Date”), are entitled to vote at the 2012 Annual Meeting and any adjournment thereof. There were 2,682,249 shares of common stock (“Common Stock”) outstanding on the Record Date. Each holder of Common Stock is entitled to vote on the proposal presented in this Proxy Statement for each share held, each share entitling the record holder thereof to one vote.

Matters to be Voted on at the Annual Meeting

The only matter that is scheduled to be voted on at the Annual Meeting is the election of seven (7) Directors named herein to the Board of Directors of the Company.

Vote Required

All shares of the Company represented by proxies received in time and in proper form and condition and not revoked will be voted as specified in the proxy; or in the absence of specific direction, the proxy will be voted by the person designated therein:

FOR the election as Directors of the Company of the seven (7) nominees named herein, to hold office until the next annual meeting of stockholders and until their respective successors shall be duly elected.

In the event any of the nominees should become unable to serve as a Director, it is intended that, pursuant to the accompanying form of proxy, votes will be cast for a substitute nominee designated by the Board of Directors.

The election of Directors will require the affirmative votes of a plurality of the shares of the Common Stock voting in person or by proxy at the Annual Meeting. The Company’s transfer agent will tabulate all votes which are received prior to the date of the Annual Meeting. The Company will appoint two inspectors of election, who may be officers or employees, to receive the transfer agent’s tabulation, to tabulate all other votes, and to certify the results of the elections. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting (i.e., for quorum purposes), but shall not be counted for the purposes of the election of Directors.

The management knows of no matter to be submitted to the 2012 Annual Meeting with respect to which the stockholders are entitled to vote other than the election of Directors, but if procedural matters do properly come before the Meeting, the persons named in the proxy will vote according to their best judgment.

SECURITIES OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of shares of the Common Stock of the Company owned beneficially by any person, including any “group” as that term is defined in Section 12d (3) of the Securities Exchange Act of 1934, known to the Company to be the beneficial owner of five percent (5%) or more of the Common Stock, as of April 18, 2012. Information as to beneficial ownership is based upon statements furnished to the Company by such persons. Except as indicated, all shares are held directly, with full voting and dispositive powers, and percentages are calculated on the basis of the shares issued and outstanding, and with respect to those named persons holding options presently exercisable or within 60 days of April 18, 2012, includes the number of shares to be issued upon exercise of such options.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Charles E. Drimal, Jr.	1,222,954	(1)	36.67
One Landmark Square Stamford, Connecticut 06901

Amrace, Inc.	391,422		14.84
1251 Avenue of the Americas 27th Floor New York, New York 10020

Ebersole Gaines Wehrle	240,000	(2)	9.10
P.O. Box 2509 Charleston, West Virginia

Matthias Eckenstein	224,000	(3)	8.49
Solothurner Str 94 4008 Basel, Switzerland

Clint Hurt	201,250	(4)	7.63
107 North “N” Midland, Texas 79701

Jan K. Smeets	189,500	(5)	7.18
9 Locust Avenue Larchmont, New York 10538

H. Gifford Fong	136,941	(6)	5.19
3658 Mt. Diablo Boulevard Suite 200 Lafayette, California 94549

(1)	Includes 525,454 shares held of record and beneficially and 697,500 shares subject to options, all presently exercisable.
(2)	Includes 140,000 shares owned by The Gaines Wehrle 2008 Family Trust. Mr. Wehrle has sole voting and dispositive power with respect to such shares.

(3)	Mr. Eckenstein has sole voting power with respect to these shares, pursuant to voting agreements dated September 25, 2006, with two of his adult children, who are the record owners of such shares. Mr. Eckenstein has no dispositive power with respect to such shares and no pecuniary interest in such shares.
(4)	Shares held of record by Clint Hurt & Associates, Inc., a private company controlled by Mr. Hurt.
(5)	Includes 182,000 shares held of record and beneficially and sole voting rights with respect to an aggregate of 7,500 shares pursuant to voting agreements dated June 29, 2006, as to 2,500 each, between Mr. Smeets and his three sons. Mr. Smeets has no dispositive power with respect to such 7,500 shares and no pecuniary interest in such shares.
(6)	Includes 54,141 shares of record and beneficially and an aggregate of 82,800 shares for which Mr. Fong has sole voting rights pursuant to voting agreements dated June 28, 2006, between Mr. Fong and his two sons who are the record owners of such shares. Mr. Fong has no dispositive powers with respect to such 82,800 shares and no pecuniary interest in such shares.

The following table sets forth information at April 18, 2012, with respect to the shares of the Company’s Common Stock beneficially owned by the Directors and executive officers of the Company, individually, and as a group:

Name	Amount Beneficially Owned(1)	Percent of Class (1)
Beverly A. Cummings	75,000(2)	2.77
Charles E. Drimal, Jr.	1,222,954(3)	36.67
Matthias Eckenstein	224,000(4)	8.49
H. Gifford Fong	136,941(5)	5.19
Thomas S. T. Gimbel	1,000	0.03
Clint Hurt	201,250(6)	7.63
Jan K. Smeets	189,500(7)	7.18
All Directors and executive officers as a group	2,050,663(2)(3)(4)(5)(6)(7)	67.96

(1)	Unless otherwise indicated, all shares are owned directly and the holder thereof has sole voting and investment powers with respect thereto, and percentages are calculated on the basis of the shares issued and outstanding, and with respect to those persons, or group, holding options presently exercisable or within 60 days, includes the number of shares to be issued upon exercise of such options.
(2)	Includes 5,000 shares held directly and 70,000 shares subject to options all presently exercisable.
(3)	Includes 525,454 shares held of record and beneficially and 697,500 shares subject to options, all presently exercisable.
(4)	Mr. Eckenstein has sole voting power with respect to these shares, pursuant to voting agreements dated September 25, 2006, with two of his adult children, who are the record owners of such shares. Mr. Eckenstein has no dispositive power with respect to such shares and no pecuniary interest in such shares.
(5)	Includes 54,141 shares held of record and beneficially and an aggregate of 82,800 shares for which Mr. Fong has sole voting rights pursuant to voting agreements dated June 28, 2006, between Mr. Fong and his two sons who are the record owners of such shares. Mr. Fong has no dispositive powers with respect to such 82,800 shares and no pecuniary interest in such shares.
(6)	Shares held of record by Clint Hurt & Associates, Inc., a private company controlled by Mr. Hurt.
(7)	Includes 182,000 shares held of record and beneficially and sole voting rights with respect to an aggregate of 7,500 shares pursuant to voting agreements dated June 29, 2006, as to 2,500 each, between Mr. Smeets and his three sons who are the record owners of such shares. Mr. Smeets has no dispositive power with respect to such 7,500 shares and no pecuniary interest in such shares.

Mr. Drimal, Mr. Fong and Mr. Gimbel are the only Directors who have pledged Common Stock as security.

ELECTION OF DIRECTORS

Directors and Nominees

There will be submitted by the management to the 2012 Annual Meeting for election as Directors, the seven (7) nominees whose names, together with certain information concerning them, are set out below. All of the nominees are presently serving as Directors of the Company. Each nominee was elected to their present term of office by the shareholders and has served continuously as a Director since the date indicated below. The nominees, whose terms are expiring this year, are proposed for re-election for a one year term expiring in 2013. Five of the Company’s Directors are independent directors within the meaning of applicable regulatory standards. There is no family relationship between any nominee for Director or the executive officers of the Company. In the event any of the nominees shall become unable to serve as a Director, it is intended that the proxy will be voted for a substitute nominee designated by the Board of Directors; however, no circumstances are at present known which would render any nominee unavailable.

The Board of Directors recommends a vote FOR the election of all Nominees

Nominees

Beverly A. Cummings                     Director since February 1988

Beverly A. Cummings, age 59, is a Certified Public Accountant and holds a Bachelor of Science degree from the State University of New York and a Master of Business Administration from Rutgers University. She was elected Vice President, Chief Financial Officer and Treasurer of the Company in October, 1987, and Executive Vice President and Treasurer in May, 1991, and serves as the Principal Financial Officer of the Company. Ms. Cummings holds similar positions with the Company’s subsidiaries. The attributes that prompted Ms. Cummings’ election to the Board were her significant financial skills and experience, as well as her understanding of oil and gas operations, and in particular of those of PrimeEnergy. Those qualifications continue to contribute to her effective service as a director today.

Charles E. Drimal, Jr.                   Director since October 1987

Charles E. Drimal, Jr., age 64, has served as President and Chief Executive Officer of the Company since October, 1987, and holds the position of Chairman of the Board of Directors. He also holds similar positions with the Company’s subsidiaries. Mr. Drimal is a graduate of the University of Maryland and Samford University School of Law and is a member of the New York State Bar. The leadership skills, experience and thorough knowledge of the oil and gas industry that uniquely qualified Mr. Drimal to become the President and Chief Executive Officer in 1987 continue to make him an invaluable member and Chairman of the Board of Directors.

Matthias Eckenstein                       Director since August 1989

Mr. Eckenstein, age 82, is a Swiss citizen and a resident of Switzerland. He studied law and architecture in Basel, Switzerland, at the University of Geneva and the Ecole des Beaux Arts, Paris, France. He is a director and principal in several privately held companies providing financial consulting services in construction, hotel management and architectural matters. Mr. Eckenstein brings to the Board a global and varied perspective which stem from his background in managing all phases of numerous successful construction operations in Europe and the United States. Mr. Eckenstein’s valuable first-hand experience in the development, financing and construction of large commercial projects factored into his election to the Board and has proven beneficial to the Board over the last 23 years.

H. Gifford Fong                                 Director since May 1994

Mr. Fong, age 67, is president of Gifford Fong Associates, an investment technology consulting firm located in Lafayette, California. Mr. Fong holds a Bachelor of Science, a Master of Business Administration and a Juris

Doctor degree from the University of California. Mr. Fong is the editor of The Journal of Investment Management and is the author and a frequent contributor of numerous trade journal publications. Mr. Fong’s expertise in transaction valuation, portfolio risk management and asset management is an important resource for the Board. His substantial knowledge and experience in financial matters and business operations fully qualify him to serve as a member of the Board of Directors.

Thomas S. T. Gimbel                       Director since March 1989

Thomas S. T. Gimbel, age 57, is the Executive Managing Director of Optima Fund Management LLC, an investment advisory and asset management firm registered with the Securities and Exchange Commission, with offices in New York City. He previously served as Managing Director, Business and Product Development of that firm. Prior to joining Optima, he was the Managing Director of Hedge Fund Investments at Credit Suisse Asset Management, New York. Mr. Gimbel holds a Bachelor of Arts degree in economics from Bowdoin College and a Master of Business Administration from Columbia University Graduate School of Business. His proven ability to develop successful investment and management strategies for his clients, his keen business acumen, and his knowledge of the financial markets were some of the qualities that first formed the basis for his election to the Board. Those qualities along with his experience in financial analysis continue to make Mr. Gimbel’s participation on the Board efficacious.

Clint Hurt                             Director since February 1988

Clint Hurt, age 76, is president of Clint Hurt & Associates, Inc., a private oil and gas exploration company located in Midland, Texas. He is past president of the Independent Oil & Gas Association of West Virginia and is a former director of Chase Bank of Texas, Midland, Texas. Mr. Hurt’s expertise in the oil and gas industry and his unique insight into the trends and developments in the industry made him an excellent candidate for the Board. Those attributes have also enabled him to make an important contribution to the Company in his 24 years of service to the Board.

Jan K. Smeets                     Director since February 1988

Jan K. Smeets, age 64, is a citizen of the Netherlands and a resident of the United States. Mr. Smeets is a graduate of M.I.T. and holds a Master of Business Administration from Stanford Business School. Mr. Smeets is the Chief Executive Officer and Chairman of the Board of Directors of Smeets Management, Inc., a privately held company in Larchmont, New York that provides administrative and management consulting services to a broad base of businesses. His background in assessing and analyzing financial statements and related reports qualify him as an audit committee financial expert within the meaning of the rules of the Securities and Exchange Commission and enable him to fulfill his role as Chairman of the Audit Committee. Mr. Smeets’ experience in advising businesses on the development of operational budgets, capital plans, and strategic goals have also resulted in his effectively serving the Board as a director.

Information about the Executive Officers (for information regarding Ms. Cummings and Mr. Drimal, see the description on page 4).

James F. Gilbert, age 79, has served as the Secretary of the Company since March, 1973, and serves as secretary of the Company’s subsidiaries. He is an attorney in Dallas, Texas.

Lynne Pizor, age 52, served as Controller of the Company from January 1986 until June 2011, when she resigned.

Mr. Drimal, Ms. Cummings and Mr. Gilbert were elected by the Board of Directors to their respective offices in May 2011, at the annual meeting of the Board. Each will hold their respective offices until his or her successor is elected by the Board.

TRANSACTIONS WITH RELATED PERSONS

On April 3, 2008, Prime Offshore L.L.C, a subsidiary of the Company, entered into a Twenty Million Dollar ($20,000,000) subordinated debt facility with Artic Management Corporation, an entity controlled by Matthias Eckenstein, a Director and Director Nominee of the Company. Mr. Eckenstein’s ownership interest in the Company is set forth on page 2 of this Proxy Statement. The outstanding principal balance due on this credit facility along with all accrued interest was paid in full by the Company’s subsidiary on June 27, 2011 and the debt was cancelled.

On April 17, 2012, the Company purchased 45,179 shares of Common Stock from Thomas S.T. Gimbel, for the price of $25 per share. Mr. Gimbel is a Director and a Director Nominee of the Company. The transaction was approved by the members of the Audit Committee.

CORPORATE GOVERNANCE

Board Independence and Composition

The core responsibility of the Board of Directors is to provide objective, independent judgment in its management oversight function and the Board’s composition reflects that principle. The Board is composed of a substantial majority of independent directors. A director’s independence is determined in accordance with the definition set forth in National Association of Securities Dealers (“NASDAQ”) listing standards and other pertinent and applicable legal and regulatory standards. The Board of Directors annually reviews the relationships between directors or members of their immediate families and the Company, in order to make recommendations to the full Board for its determination regarding the independence of each director. As a result of this review, the Board has determined that the following directors are independent directors: Matthias Eckenstein, H. Gifford Fong, Thomas S.T. Gimbel, Clint Hurt and Jan K. Smeets.

Board Leadership

The Board of Directors, in its discretion, may elect a Chairman of the Board. The Chairman leads the Board and presides at all Board meetings, and is responsible for delivery of information for the Board’s informed decision-making.

Based upon the structure that best serves the interests of the Company, the Board determines whether the role of the Chairman of the Board and the Chief Executive Officer should be held by one individual or should be separated. Currently, the Board believes that the positions of Chairman of the Board and Chief Executive Officer should be held by the same person because this combination has served the Company well in the past and continues to work well today, by providing unified leadership and direction. The Directors have also determined that it is not necessary to appoint a lead independent director at this time.

The Board’s Role in Risk Oversight

The Company’s risk management efforts are the responsibility of the Board of Directors. The Company’s Chief Executive Officer and the Chief Financial Officer review with the Board areas of material operational, financial and regulatory risks and the likelihood of the risks coming to fruition, to enable the Board to understand the relative magnitude of such risks and the management and mitigation strategies undertaken by the Company.

Board Meetings

The Board of Directors met three times in 2011. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and the committee or committees thereof on which such director served during 2011.

Board Attendance at Annual Meeting

The Company does not have a policy that requires members of the Board of Directors to attend the Annual Meeting. All members of the Board of Directors are encouraged to attend the Annual Meeting. All of the members of the Board of Directors attended the Annual Meeting of the Company held in May 2011.

Committees of the Board

The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee.

Executive Committee

The Executive Committee, composed of Messrs. Drimal, Jr., Hurt, Smeets and Ms. Cummings, is authorized to exercise all the authority of the Board in the business and affairs of the Company, except as limited by applicable law. The Executive Committee met six times during 2011, and informally, by telephone or office conference on a regular basis, usually weekly, during the year.

Audit Committee

The Audit Committee, composed of Messrs. Eckenstein, Hurt and Smeets, met once in 2011. All members of the Audit Committee are independent under NASDAQ listing standards and other pertinent legal and regulatory standards. The Board of Directors has determined that Mr. Smeets meets the qualifications of an “audit committee financial expert” within the meaning of the regulations of the Securities and Exchange Commission and NASDAQ listing standards. The Committee selects and engages independent auditors to audit the books, records and accounts of the Company, determines the scope of such audits, and reviews the financial policies and control procedures of the Company. The report of the Audit Committee is included in this Proxy Statement on pages 9 and 10. The Board of Directors and the Audit Committee have adopted a written charter for the Audit Committee, a copy of which was attached as Annex A to the Company’s 2011 Proxy Statement.

Compensation Committee

The Compensation Committee, composed of Messrs. Hurt, Gimbel and Smeets, met once in 2011. All members of the Compensation Committee are independent under NASDAQ listing standards and other pertinent legal and regulatory standards. The charter of the Compensation Committee also requires that members of the Committee also qualify as “outside directors” within the meaning of Section 162(m) of the Internal Revenue and as “non-employee” directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Committee annually reviews and evaluates the Company’s compensation policies and establishes salaries, bonuses and other compensation for the Company’s executive officers and directors. Mr. Drimal and Ms. Cummings participate in discussions with the Compensation Committee and make recommendations to the Committee with respect to the compensation of executive officers and directors. Neither Mr. Drimal nor Ms. Cummings participates in the deliberations or approval of the Committee concerning their respective compensation. Although the Compensation Committee has the authority, it has not engaged any outside compensation consultants to assist the Committee in determining the compensation policies of the Company, and no such outside consultants have been engaged by the Company or the Board of Directors. The Board of Directors and the Compensation Committee have adopted a written charter, a copy of which was attached as Annex B to the Company’s 2011 Proxy Statement.

The Board as Nominating Committee

The Company does not have a standing nominating committee. The Board of Directors acts as the nominating committee, with Mr. Drimal and Ms. Cummings abstaining. The remaining Directors of the Company, Messrs. Eckenstein, Fong, Gimbel, Hurt and Smeets, who function as a nominating committee, are believed to satisfy applicable regulatory requirements for independence. Those Directors are responsible for collecting and analyzing information with regard to directors’ “independence” as defined by NASDAQ listing standards and other pertinent legal and/or regulatory standards in effect at the time. They are also responsible for making recommendations concerning committee membership and ensuring that committee members satisfy the criteria for membership on a particular committee for independence and have the skills to effectively participate on a particular committee. The Directors who function as the nominating committee are also responsible for identifying and evaluating prospective nominees for vacancies on the Board of Directors. The Board of Directors will consider meritorious director candidates submitted to it by members of the Board and by stockholders of the Company, without regard to race, religion, gender, national origin or disability. The Board does not have a formal policy with regard to considering diversity in its consideration of director nominations. Candidates for election must be willing to devote the time necessary to serve as a director and must possess the level of education, experience, and expertise, both with respect to financial matters and the oil and gas industry in general, required to perform the duties of a member of the board of directors of a public company, and in particular of the Company. The Board of Directors strive to recommend candidates that further its objective of having a board that encompasses a broad range of talents and expertise and reflects a diversity of background, experience and viewpoints. The procedure to be followed by a shareholder to submit a nominee to the Committee is set forth in “Stockholder Proposals and Nominations” in this Proxy Statement.

The Board of Directors believes that this procedure is adequate in the process of selecting persons for elections as Directors of the Company. The seven Directors of the Company currently serving as Directors were designated as nominees for re-election at the 2012 Annual Meeting of Stockholders. No other nominees were considered and no nominations were proposed by any stockholder or group.

EXECUTIVE AND DIRECTOR COMPENSATION

SUMMARY COMPENSATION TABLE

The following table discloses compensation for the fiscal years ended December 31, 2011 and 2010, received by the Company’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (1) (2).

	Annual Compensation			All Other Compensation)($)	Total ($)
Name and Principal Position(2)	Year	Salary($)	Bonus($)
Charles E. Drimal, Jr. Chairman, Chief Executive Officer and President; Principal Executive Officer	2011	371,107	1,800,000	48,194(3)	2,219,301
	2010	360,500	1,000,000	48,873(4)	1,409,373

Beverly A. Cummings Executive Vice President, Treasurer and Director; Principal Financial Officer	2011	371,107	720,000	30,311(5)	1,121,418
	2010	360,500	400,000	31,211(6)	791,711

Lynne Pizor (7) Controller; Principal Accounting Officer	2011	126,410	---	8,009(8)	134,419
	2010	180,250	40,000	9,657(9)	229,907

(1)	Columns for “Stock Awards”, “Option Awards”, “Non-Equity Incentive Plan Compensation” and “Nonqualified Deferred Compensation Earnings” are omitted as the Company has no such compensation awards or plans.
(2)	Mr. Drimal and Ms. Cummings hold similar positions with the Company’s subsidiaries and also serve as directors of each of the subsidiaries. Ms. Pizor held similar positions with the Company’s subsidiaries until her resignation in June 2011.
(3)	Includes $2,000 Director’s fees; $9,800 as the Company’s contribution to its 401(k) plan; club dues, $21,496; automobile allowance, $5,375; long term disability insurance premium, $6,751; and life insurance premiums, $2,772.

(4)	Includes $2,000 Director’s fees; $9,800 as the Company’s contribution to its 401(k) plan; club dues, $19,521; automobile allowance, $5,625; long term disability insurance premium, $6,755; and life insurance premiums, $5,172.
(5)	Includes $2,000 Director’s fees; $9,800 as the Company’s contribution to its 401(k) plan; club dues, $5,585; automobile allowance, $4,375; long term disability insurance premium, $6,745; and life insurance premiums, $1,806.
(6)	Includes $2,000 Director’s fees; $9,800 as the Company’s contribution to its 401(k) plan; club dues, $5,235; automobile allowance, $5,625; long term disability insurance premium, $6,745; and life insurance premiums, $1,806.
(7)	Ms. Pizor resigned from her position in June 2011.
(8)	Includes $7,600 as the Company’s contribution to its 401(k) plan; and life insurance premium, $409.
(9)	Includes $7,600 as the Company’s contribution to its 401(k) plan; club dues, $1,200; and life insurance premium, $857.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

There were no stock options granted by the Company to the named executive officers during the fiscal year ended December 31, 2011, no options were exercised by any of such persons and there were no stock awards to such persons. The following table sets forth information with respect to all unexercised options held by the named executive officers of the Company at December 31, 2011. All unexercised options are fully exercisable. There are no options which are not fully exercisable. References relating to options which are unexercisable, equity incentive plan awards, unearned options and stock awards are omitted in the table below.

Unexercised Options

	Number of Unexercised Options at Fiscal Year-End(1)	Option Exercise Price	Option Expiration Date
Name	All Exercisable
Charles E. Drimal, Jr.	523,125	$1.00	Non-expiring
	174,375	$1.25	Non-expiring

Beverly A. Cummings	52,500	$1.00	Non-expiring
	17,500	$1.25	Non-expiring

(1)     All options described in this table vested in May 1989.

Director Compensation

The Company’s Directors each receive $500 for each Board of Directors meeting, but do not receive any fee for attending Committee meetings. The Directors are reimbursed for travel and related expenses in connection with attendance at Board and Committee meetings. All Directors as a group of seven received an aggregate of $14,000 as cash Directors’ fees for the fiscal year ended December 31, 2011. No reference is made for “Stock Awards”, “Option Awards”, “Non-Equity Incentive Plan Compensation” or “Non-Qualified Deferred Compensation Earnings” as the Company has no such Director awards or compensation.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. These include, but are not limited to, those matters under Statements on Auditing Standards No. 61, as amended and adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Public Company Accounting Oversight Board. The Company’s auditors do not perform financial information system design and implementation services, internal audit or tax services.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the Securities and Exchange Commission. The Committee has also recommended the selection of the Company’s independent auditors for 2012.

Audit Committee

Jan K. Smeets, Chairman
Matthias Eckenstein
Clint Hurt

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company is committed to observing sound, ethical principles in the conduct of its business and operations and by our officers and employees in the course of their duties. The Code of Business Conduct and Ethics adopted by the Company was amended in December, 2011. The Code, as amended, is available at the Company’s web-site at www.primeenergy.com. The Code of Conduct is applicable to the Company’s operations and to all of its employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer, and Directors. Any amendments to or waivers of the Code, to the extent applicable to the Company’s principal executive officers, will be posted on the Company’s web-site.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended requires the Company’s executive officers and Directors, and persons who own more than ten percent of a registered class of the Company’s equity securities (collectively, “Reporting Persons”), to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company with respect to the fiscal year ended December 31, 2011, no Reporting Persons failed to file reports on a timely basis during the most recent fiscal year.

INDEPENDENT PUBLIC ACCOUNTANTS — FEES AND SERVICES

The Company engaged Pustorino, Puglisi & Co. LLC as the principal accountants for the Company with respect to the audit of the Company’s financial statements for the years ended December 31, 2011 and 2010. There were no disagreements with Pustorino, Puglisi & Co., LLC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures in connection with their audits. Representatives of Pustorino, Puglisi & Co. LLC are not expected to be present at the 2012 Annual Meeting of Stockholders, but will be available by speaker telephone during the meeting and will have the opportunity to make a statement if they desire to do so, and will be available to answer stockholders’ questions.

The audit fees for professional audit services provided by Pustorino, Puglisi & Co., LLC, for the audit of the Company’s annual financial statements for each of the years ended December 31, 2011, and December 31, 2010, were $295,500 and $295,517. No fees were billed or paid by the Company for internal audit, tax or other services for the years ended December 31, 2011 or 2010.

STOCKHOLDERS’ PROPOSALS AND NOMINATIONS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in the Company’s proxy statement and form of proxy and for consideration at its annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the 2013 Annual Meeting, stockholder proposals must be received by the Company at its principal executive offices at One Landmark Square, 11th Floor, Stamford, Connecticut 06901, no later than December 22, 2012, and must otherwise comply with the requirements of Rule 14a-8.

Stockholder proposals to be brought before the 2013 Annual Meeting, made outside the Rule 14a-8 processes, must be submitted to the Company pursuant to Rule 14a-8, no later than March 6, 2013, or will be considered untimely and entitle the Company to discretionary voting under Rule 14a-4.

If a stockholder desires to recommend an individual as a nominee for director to the Board of Directors, the stockholder shall mail the recommendation to the Secretary of the Board of Directors. The recommendation must include the name, address (business and personal) and the occupation of the nominee. The recommendation must also include such other information regarding the nominee as may reasonably be required by the Company.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders may communicate with the members of the Board of Directors by mailing their communications to the Company, at PrimeEnergy Corporation, One Landmark Square, 11th Floor, Stamford, Connecticut 06901. All communications addressed to the attention of a particular director shall be forwarded to the Director.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Annual Report of the Company for its fiscal year ended December 31, 2011, accompanies this Proxy Statement. The audited financial statements of the Company are included in such Annual Report.

It is important that proxies be returned promptly. Stockholders are requested to date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the 2012 Annual Meeting, you may revoke your proxy and vote in person if you so desire, otherwise your proxy will be voted for you.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ JAMES F. GILBERT
JAMES F. GILBERT
Secretary

Stamford, Connecticut

April 18, 2012

PrimeEnergy Corporation

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Election of Directors — The Board recommends a vote FOR all Nominees.

1. Nominees:	For	Withhold		For	Withhold		For	Withhold	+
01 - Beverly A. Cummings	☐	☐	02 - Charles E. Drimal, Jr.	☐	☐	03 - Matthias Eckenstein	☐	☐
04 - H. Gifford Fong	☐	☐	05 - Thomas S. T. Gimbel	☐	☐	06 - Clint Hurt	☐	☐
07 - Jan K. Smeets	☐	☐

In their discretion, the proxies appointed herein are authorized to vote upon any other business as may properly come before the meeting or any adjournments thereof.

B	Non-Voting Items
Change of Address — Please print new address below.		Meeting Attendance
		Mark box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign
Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — PrimeEnergy Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of PrimeEnergy Corporation (the “Company”), revoking all prior proxies, does by these presents name, constitute and appoint Charles E. Drimal, Jr. and James F. Gilbert, and each of them, the true and lawful proxy and attorney-in-fact of the undersigned, with full power of substitution, to vote all shares of the Common Stock, par value $.10 per share, of the Company standing in the name of the undersigned on the books of the Company at the close of business on April 10, 2012, or in respect of which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held on Tuesday, May 22, 2012, at 9:00 a.m., EDT, at the offices of the Company, One Landmark Square, 11th Floor, Stamford, CT 06901, and at any and all adjournments of said meeting, hereby granting to said proxies and attorneys-in-fact, and each of them, full power and authority to vote in the name of the undersigned at said meeting, and at any and all adjournments thereof, on the matters set forth on reverse side.

PLEASE SIGN ON REVERSE SIDE AND RETURN PROMPTLY.

(Continued and to be signed and dated on reverse side.)